UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 5, 2010

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s employment of J. Mitchell Collins as Executive Vice President and Chief Financial Officer terminated effective February 5, 2010.  Also effective February 5, 2010, Mandy M. Pope was promoted to Interim Chief Financial Officer, Executive Vice President and Chief Accounting Officer.  Ms. Pope, age 41, has been with the Company since 1997 and has served as Interim Chief Financial Officer in 2007 and 2008, Controller of the Company since 2001 and Assistant Controller from 1997 through 2001.  The Company has initiated a search for a permanent replacement for the Chief Financial Officer position.

ITEM 7.01  Relation FD Disclosure

See Item 5.02 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 8, 2010

                                        PARKWAY PROPERTIES, INC.

                                        By: /s/ Mandy M. Pope

                                        Mandy M. Pope

                                    Chief Financial Officer

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